UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 28, 2008

REITPLUS, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	333-143415	20-8857707
(State or Other Jurisdiction of Incorporation)	(File Number)	(IRS Employer Identification No.)

8 Greenway Plaza, Suite 1000
Houston, Texas 77046
(Address of Principal Executive Offices)
(713) 850-1400
(Registrant's telephone number, including area code)

____________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 28, 2008, Anne Newtown informed REITPlus, Inc. (the “Company”) that she is resigning as the General Counsel and Secretary of the Company, effective February 11, 2008.  Mrs. Newtown did not cite any disagreement on any matter relating to the Company’s operations, policies or practices.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REITPlus, Inc.

By: /s/ H. Kerr Taylor
H. Kerr Taylor
President
Date: January 31, 2008